UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 16, 2007

McDONALD’S CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One McDonald’s Plaza

Oak Brook, Illinois

(Address of Principal Executive Offices)

60523

(Zip Code)

(630) 623-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 16, 2007, McDonald’s Corporation (the “Company”) issued an investor release reporting the Company’s June, second quarter and year-to-date 2007 sales and preliminary earnings per share. A copy of the related Investor Release is being filed as Exhibit 99 to this Form 8-K and incorporated herein by reference in its entirety. The information furnished under this Item 2.02, including such Exhibit, shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99	Investor Release of McDonald’s Corporation issued July 16, 2007: McDonald’s Reports Another Strong Quarter; June Marks 50th Consecutive Month of Positive Global Comparable Sales

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION
(Registrant)

Date: July 16, 2007	By:	/s/ Kevin Ozan
Kevin Ozan
Corporate Vice President – Assistant Controller

Exhibit Index

Exhibit No. 99	Investor Release of McDonald’s Corporation issued July 16, 2007: McDonald’s Reports Another Strong Quarter; June Marks 50th Consecutive Month of Positive Global Comparable Sales